Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
33.
Subsequent events

On 5 January 2026, the Group entered into a stock purchase agreement of 32,885,686 ordinary shares of Hepsiburada for USD 97 million. At the date of authorization of these consolidated financial statements, the Group holds 85.17% of the voting rights in Hepsiburada.

On 27 February 2026, the 7th buy-back program, which was approved in November 2025 in the amount of up to USD 100 million, was completed. A total of 1,297,131 ADSs for KZT 50,274 million were repurchased.

On 27 February 2026, the Board of Directors of the Company proposed a dividend of KZT 850 per share, subject to shareholder approval.